CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Omega United, Inc. (the "Company") on Form 10-QSB/A for the three month period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shelley Clark, acting in the capacity as the Chief Executive Officer of the Company, and I, Kendall Clark, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Shelley Clark

     Shelley Clark

     Chief Executive Officer

     July 25, 2007

/s/ Kendall Clark

     Kendall Clark

     Chief Financial Officer

     July 25, 2007